Fifth Third Bank | All Rights Reserved
Exhibit 99.1
KBW 2011 Bank Conference
Dan Poston
Executive Vice President & Chief Financial Officer
March 1, 2011
Please refer to earnings release dated January 19, 2011 for further information

FIFTH THIRD BANK

•

•

•

7.6
7.4
7.2
7.0
6.8
6.6
6.99
6.96
7.17
7.34
7.50
4Q09
1Q10
2Q10
3Q10
4Q10
5.0
4.0
3.0
2.0
1.0
0.0
3.82
3.51
3.30
2.07
2.15
4Q09
1Q10
2Q10
3Q10
4Q10
200
150
100
50
0
79
98
131
142
164
4Q09
1Q10
2Q10
3Q10
4Q10
1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.50)
(0.35)
(0.04)
0.68
0.84
1.18
4Q09
1Q10
2Q10
3Q10
4Q10

©

Fifth Third Bank | All Rights Reserved
A foundation of continued growth
Capital – foundation for continued growth
—
Tier 1 common capital has increased 313bps or $2.6bn¹
— Capital base transformed through series of capital actions
– 9.4% pro forma Tier 1 ratio excluding trust preferred
securities to be phased-out beginning 2013
— Capital levels supplemented by strong reserve levels
– Loan loss reserves 3.88% of loans and 179% of NPLs
— 9.0% pro forma Tier 1 common ratio is $1.0bn in excess of
internal 8.0% target
Credit – ongoing discipline driving steady improvement
— Broad-based improvements in problem loans
– 72% reduction in 90+ day delinquent loans since 3Q09
– NCO ratio of 1.86%, first time below 2.0% since 2Q08
– 164%
PPNR²
/ NCOs in 4Q10
— Balance sheet risk lowered through asset sales, resolutions
– $1.3bn (43%) decline in NPLs since 4Q09
Profitability – recent results support positive momentum
— PPNR remained stable throughout cycle
— 5 consecutive quarters of increasing earnings with 3
consecutive profitable quarters
— Return on assets 1.18%; Return on average common equity
10.4% in 4Q10
1 Since December 31, 2008
2 Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense;
refer to reconciliation on page 25
Tier 1 common ratio (%)
NPL / Loans³
(%)
PPNR / Net charge-offs (%)
Return on assets (%)
4
Well positioned due to combination of strong PPNR trends,
robust reserves and strong Tier 1 common capital
3 Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned
(excludes nonaccrual loans held-for-sale)
4 Excluding $510mm net charge-offs attributable to credit actions and $127mm in net BOLI settlement gains

NII and NIM (FTE)

4.0%
3.5%
3.0%
2.5%
2.0%
$883
$901
$887
$916
$919
3.55%
3.63%
3.57%
3.70%
3.75%
$950
$850
$750
$650
$550
$450
4Q09
1Q10
2Q10
3Q10
4Q10
($mm)
Net Interest Income (right axis)
PAA*
NIM

Yields and rates

5.0%
4.0%
3.0%
2.0%
1.0%
400
300
200
100
0
4Q09
1Q10
2Q10
3Q10
4Q10
(bps)
Spread (right axis)
Asset yield
Liability rate

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Fifth Third Bank | All Rights Reserved
Net interest income
• Sequential trends in net interest income and net
interest margin (FTE) reflect CD repricing,
deposit mix shift out of CDs, higher average total
loan balances and continued deposit pricing
discipline partially offset by effect of FTPS loan
refinancing
– NII up $3mm sequentially and up $36mm,
or 4%, year-over-year
– NIM up 5 bps sequentially and 20 bps year-
over-year
* Represents purchase accounting adjustments included in net interest income.
• Yield on interest-earning assets down 5 bps
sequentially and down 9 bps year-over-year
– Average loan and lease yield down 7 bps
sequentially and up 1 bp versus prior year
• Cost of interest-bearing liabilities down 9 bps
sequentially and down 35 bps versus prior year

Core fee income ($mm)
$700
$600
$500
$400
$300
$200
$100
$0
620
623
645
648
605
650
629
660
624
625
601
616
676
718
632
666
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Core
Core Fee Income Ex-Credit Items

Core expenses ($mm)
$1,000
$800
$600
$400
$200
$0
913
819
912
855
938
827
945
872
952
861
932
877
954
887
970
917
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Core
Core Noninterest Expense Ex-Credit Items

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Fifth Third Bank | All Rights Reserved
Core fee income growth and stable core expenses
• Core noninterest income of $632mm decreased $44mm, or
7%, compared with prior quarter, primarily due to lower
mortgage banking net revenue
• Strong mortgage banking net revenue ($149mm) driven by
originations of $7.4bn; recent mortgage activity down
significantly due to higher rates
• Strong corporate banking revenue results (+21%)
• Deposit service charges down just 3% sequentially despite
impact from Reg E (estimated 4Q10 impact of $17mm, or
$68mm annualized, before effect of mitigation)
• Credit-related costs affected fee income by $34mm in 4Q10
compared with $42mm in 3Q10 and $31mm in 4Q09
• Expense trends continue to reflect elevated credit costs
• Core efficiency ratio of 62.5% in 4Q10, compared with 59.9%
in 3Q10 and 62.6% in 4Q09
• Credit-related costs declined sequentially but remained
elevated at $53mm in 4Q10 ($67mm in 3Q10 and $73mm in
4Q09)
• Noninterest expense related to mortgage repurchases
$20mm in 4Q10 compared with $45mm in 3Q10 and $17mm
in 4Q09
* Refer to slide 25 for itemized effects of non-core fees and expenses

Core PPNR trend

Adjusted PPNR +19%; Credit adjusted PPNR +14%
483
94
3
564
57
8
539
111
45
562
73
31
569
91
1
552
55
15
634
67
42
576
53
34
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

Core PPNR / Risk-weighted assets

Significant purchase accounting benefit
Peer avg.: 2.2%
3.4%
3.3%
2.6%
2.4%
2.4%
2.3%
2.2%
2.1%
2.0%
1.9%
1.7%
1.5%
1.3%
USB
WFC
BBT
MTB
PNC
FITB
HBAN
STI
RF
KEY
MI
ZION
CMA

Core PPNR / Net charge-offs

Peer avg.: 135%[1]
509%
224%
211%
166%
165%
162%
147%
144%
142%
111%
71%
61%
MTB
USB
WFC
CMA
PNC
FITB
KEY
BBT
HBAN
STI
RF
ZION
MI

Core PPNR / HFI Nonperforming assets[2]

Peer avg.: 92%
115%
107%
106%
99%
89%
60%
58%
53%
36%
USB
HBAN
KEY
MTB
FITB
WFC
PNC
BBT
CMA
STI
RF
MI
ZION

©

Fifth Third Bank | All Rights Reserved
Strong pre-provision net revenue
* Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense; refer to slide 25 for reconciliation
Source: SNL Financial and company reports. Data as of 4Q10 unless noted otherwise
1
Peer average excludes MTB
2
NPAs exclude covered assets for BBT, USB, ZION
• Reported PPNR of $583mm down 34% from strong 3Q10 levels, which included higher mortgage banking revenue, and up 4% over prior year
• Adjusted PPNR of $576mm, due to adjustments totaling ($7mm), resulting in sequential decrease of 9% and year-over-year increase of
2%
• Excluding the impact of credit-related adjustments ($87mm in 4Q10),
PPNR down 11% versus 3Q10; stable versus 4Q09
Robust profitability provides strong loss absorption

FIFTH THIRD BANK

Average loan growth ($bn)^
Flat QoQ; (2%) YoY
78
78
77
77
76
3
9
12
8
16
29
3
10
12
8
15
30
3
10
12
8
15
30
3
11
12
8
14
30
3
11
12
8
13
30
Other cons.
Auto
Home equity
Resi mtg.
CRE
C&I / lease
4Q09
1Q10
2Q10
3Q10
4Q10

Average core deposit growth ($bn)
+2% QoQ; +6% YoY
80
83
83
81
81
16
38
18
15
43
19
15
43
19
14
42
19
12
43
21
Consumer CD / Core foreign
IBT / Savings / MMDA
Demand
4Q09
1Q10
2Q10
3Q10
4Q10
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

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Fifth Third Bank | All Rights Reserved
Balance sheet
• Extended $26bn of new and renewed credit in 4Q10
• C&I loans flat sequentially and up 2% from the previous
year
• CRE loans down 8% sequentially and 18% from the
previous year
• Consumer loans up 2% sequentially and up 4% from the
previous year
• $2.3bn of warehoused residential mortgage loans held-
for-sale at quarter end
• Core deposit to loan ratio of 100%, up from 93% in 4Q09
• DDAs up 9% sequentially and 16% year-over-year
• Retail average transaction deposits up 4% sequentially
and 14% from the previous year, driven by growth in
demand deposit, savings, and interest checking account
balances
• Commercial average transaction deposits up 5%
sequentially, driven by growth in demand deposit interest
checking account balance
– Excluding public funds balances, commercial average
transaction deposits increased 6% sequentially and
33% over prior year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

Loans 30-89 days delinquent % vs. peers
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

Loans 90+ days delinquent % vs. peers
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

HFI NPA ratio vs. peers
4.5%
3.5%
2.5%
1.5%
0.5%
1Q11 expect down^
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

Net charge-off ratio vs. peers
(7.5%)*(HFS transfer)
5.0%
3.8% Before credit actions
2.3%* Before credit actions
1Q11 expect stable
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

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Fifth Third Bank | All Rights Reserved
Strong relative credit trends
Source: SNL Financial and company filings. Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, and ZION.
NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate..
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale
^ Expected as of January 19, 2011
FITB credit metrics are now generally better than peers

FIFTH THIRD BANK

Net Charge-off Ratio (Annualized)

Peer average: 2.2%
0.6%
1.1%
1.8%
1.9%
1.9%
2.0%
2.0%
2.1%
2.1%
2.1%
2.7%
3.2%
4.4%
MTB CMA HBAN FITB USB KEY WFC BBT PNC STI ZION RF MI

HFI NPA Ratio

Peer average: 3.5%
1.9%
2.2%
2.8%
2.8%
2.8%
3.1%
3.5%
3.5%
4.1%
4.2%
4.3%
4.8%
5.0%
USB HBAN KEY FITB MTB CMA BBT PNC STI WFC RF ZION MI

"Texas Ratio"

(HFI NPAs + Over 90s) / (Reserves + TCE)

Peer average: 28%
18%
18%
20%
20%
20%
22%
25%
30%
31%
33%
34%
35%
36%
40%
HBAN KEY USB FITB^ CMA FITB PNC BBT MTB WFC STI MI ZION RF

(HFI NPAs + Over 90s – Reserves) / TCE

Peer average: 8%
(8%)
(7%)
(6%)
(5%)
0%
5%
7%
10%
10%
13%
14%
15%
16%
16%
HBAN FITB FITB^ USB KEY PNC CMA ZION BBT MI RF MTB WFC STI

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Fifth Third Bank | All Rights Reserved
Strong credit metrics compared with peers
Source: SNL Financial and company reports. Data as of 4Q10. HFI NPAs exclude covered assets for BBT, USB, and ZION
^ FITB pro forma for $1.7bn common equity issuance
FITB credit metrics lower than peer average and represent position of relative strength

Reserves / Loans

Peer average: 3.0%
3.9% 3.9% 3.8% 3.8% 3.3% 3.2% 3.2% 3.0% 3.0% 2.6% 2.6% 2.2% 1.7%
ZION FITB RF MI HBAN PNC KEY WFC USB BBT STI CMA MTB

Loan loss allowance provides significant additional loss absorption capacity to strong capital position

Reserves / NPLs

Peer average: 111%
183% 179% 161% 150% 126% 109% 101% 96% 90% 88% 80% 73% 72%
USB FITB HBAN KEY BBT PNC RF ZION MI WFC CMA MTB STI

Industry-leading reserve coverage of problem loans

Reserves / HFI NPAs

Peer average: 92%
158% 148% 138% 115% 92% 88% 82% 76% 74% 73% 71% 63% 62%
USB HBAN FITB KEY PNC RF ZION BBT MI CMA WFC STI MTB

Reserves / Net Charge-offs (Annualized)

Peer average: 157%
296% 213% 201% 183% 158% 156% 151% 145% 143% 127% 121% 118% 81%
MTB FITB CMA HBAN KEY PNC WFC ZION USB BBT STI RF MI

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Fifth Third Bank | All Rights Reserved
Industry leading reserve levels
Source: SNL Financial and company reports. Data as of 4Q10. NPLs and NPAs exclude loans held-for-sale and also excludes covered assets for BBT, USB, and ZION
Reserve coverage strong relative to problem assets and losses

Fifth Third Bank | All Rights Reserved
TARP repayment
Repaid $3.408 billion TARP CPP investment on February 2, 2011
Utilized proceeds from
—
$1.7 billion common equity offering
—
$1.0 billion debt offering
—
Internally available funds
Intend to evaluate repurchase of warrants from U.S. Treasury; if mutually agreeable value not reached, will evaluate participation in auction
—
Incorporated into capital plans (but not pro forma ratios)
Pro forma Tier 1 common ratio 9.0%, pro forma Tier 1 capital ratio 9.4%
—
On Basel III basis, pro forma Tier 1 common (9.3%) and Tier 1 capital
(9.7%) ratio at top of peer group
Pro forma capital structure provides additional flexibility in capital deployment
* Estimates based on current Basel III rules released by Basel Committee, SNL Financial, company filings, and third party estimates

FIFTH THIRD BANK

(Tier 1 common + reserves) / RWA

Tier 1 common (peers)
Reserves
Tier 1 common (FITB)
Red: repaid TARP
11.6%
10.1%
12.1%
9.8%
11.4%
9.3%
12.2%
9.3%
11.4%
9.1%
12.0%
9.0%
12.4%
9.0%
10.8%
8.4%
10.3%
8.1%
11.3%
7.9%
9.9%
7.8%
10.5%
7.5%
10.2%
6.7%
7.9%
6.5%
CMA
PNC
KEY
HBAN
BBT
PF FITB[1]
ZION
WFC
STI
RF
USB
FITB
MI
MTB

Tier 1 capital ratio

Tier 1 capital ex-TPS & TARP (peers)
Trust preferred
Tier 1 capital ex-TPS & TARP (FITB)
TARP CPP
Red: repaid TARP
Preferred equity
12.1%
10.7%
9.8%
14.8%
11.5%
10.5%
8.3%
11.6%
10.2%
9.4%
10.1%
11.2%
10.0%
8.4%
15.2%
12.0%
9.6%
9.3%
12.2%
9.4%
9.0%
11.8%
9.1%
10.5%
8.9%
7.8%
13.7%
10.3%
8.2%
8.0%
13.9%
10.6%
7.8%
7.4%
12.4%
8.7%
7.8%
11.1%
6.8%
6.6%
9.5%
8.3%
6.5%
PNC
ZION
HBAN
CMA
WFC
KEY
PF FITB[1]
BBT
USB
STI
FITB
RF
MI
MTB

Ranked in order of Tier 1 capital from instruments not being phased out

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Fifth Third Bank | All Rights Reserved
Pro forma capital position vs. peers
(not adjusted for Basel III)
Source: SNL Financial and company filings (financial data as of 4Q10). Common equity ratios for non-TARP repayers exclude discount accretion from attribution of TARP value (included in
“TARP CPP” at top of bars).
1
Pro forma for TARP redemption and issuance of $1.7bn of common equity net of associated items. Refer to Regulation G Non-GAAP Reconciliation in appendix.
Fifth Third’s Basel I capital position will be well in excess of any established standards and most peers

Tier 1 common ratio (+ reserves / RWA)

Tier 1 common (peers)
Reserves
Tier 1 common (FITB)
12.3%
9.3%
10.7%
7.5%
Bank 1
PF FITB¹
Bank 2
Bank 3
Bank 4
Bank 5
Bank 6
FITB
Bank 7
Bank 8
Bank 9
Bank 10
Bank 11
Bank 12
Bank 13
Bank 14
Bank 15

Note: Peers not in order of prior slide; estimated

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Fifth Third Bank | All Rights Reserved
Pro forma capital position including TARP repayment
(adjusted for Basel III*)
Source: SNL Financial, company filings, and third-party estimates. Regulatory financial data as of 4Q10, not adjusted for potential mitigation efforts
Note: Four large peers include estimated Basel III RWA impact based on BIS proposals
* Estimates based on current Basel III rules released by the Basel Committee
¹ Pro forma for TARP redemption, issuance of $1.7bn of common equity, net of associated items, and phase-out of trust-preferred securities.
Adjusted for Basel III, Fifth Third’s pro forma capital position would be at top of peer group in level and quality
Unlike other SCAP commercial banks, Fifth Third
does not expect adverse effect to common
capital ratios from Basel III
— Improvement of relative capital position
Potentially net positive impact on regulatory
capital
— Limited deductions for mortgage servicing
rights and deferred tax assets
— Potentially positive impact from the absence
of an adjustment for unrealized gains and
losses
Do not expect significant risk weighted assets
impact
— Low level of financial counterparty
interconnectedness
— Daily Value-at-Risk less than $500 thousand
— Fifth Third is not a Basel II bank
9.7% Tier 1 capital ratio on fully phased-in basis*

Fifth Third Bank | All Rights Reserved
Capital management philosophy
• Return excess capital to shareholders after assessment of other capital deployment alternatives and maintenance of buffers over targeted and required capital levels
• Evaluate any share repurchases in context of stock price level
• Not expected in near term
Share repurchases*
• Prudently expand franchise or increase density in core markets via disciplined acquisitions or de novos
• Attain top 3 market position in 65% of markets or more
Strategic opportunities*
• Strong levels of profitability would support significantly higher dividend than current dividend
• Subject to consideration and approval of plans submitted under CCPR**
Return to more normal dividend policy*
• Support growth of core banking franchise
• Improving loan demand in recovering economy
Organic growth opportunities
* Subject to Board of Directors and regulatory approval
** Comprehensive Capital Plan Review by Federal Reserve
Internal Tier 1 common equity target of 8% range

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than two years of obligations; no holding company or
Bank debt maturities until 2013
• Bank level capital ratios significantly above most peers
• After TARP repayment, Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt
Superior capital and liquidity position
• $1.2bn problem assets addressed through loan sales and transfer to HFS in 3Q10
• NCOs below 2%; 213% reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (164% PPNR / NCOs in 4Q10)
• 1.18% ROAA in 4Q10
Strong industry leader in earnings power

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22)
ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Fifth Third Bank | All Rights Reserved
Well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Largest bank headquartered within Fifth Third’s core Midwest footprint
— Focused on expansion and development of businesses where regional leadership matters
— Capital investments, management talent, and added focus on businesses where
(1) regional leadership creates an advantage (i.e., retail, small business, and mid-
market commercial), and (2) select national lines where the bank has a distinctive element (i.e., Fifth Third Processing Solutions, Indirect Auto, Healthcare)
— Didn’t / don’t originate / sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except <$150mm HELOC from 2003)
— Didn’t / don’t originate / sell subprime mortgages or Option ARMs
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in
Lehman bankruptcy should be less than $2mm)
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading); daily VaR less than $500 thousand
–
Small private equity portfolio ~$100mm (holding company subsidiary)
Fifth Third’s businesses have performed well through the crisis, and we expect reintermediation and the landscape to evolve further toward our traditional strengths
No significant business at Fifth Third impaired during crisis; core business activities not generally limited by financial reform

Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments ~$100mm (<1% of Tier 1
capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• 2010 debit interchange revenue of $204mm
• 2010 debit interchange $ volume: $15.7B
– Signature $12.2B, PIN $3.5B
– Signature 347mm, PIN 86mm
• Fed has proposed limits on debt interchange; proposal
currently out for comment
• Proposals would apply caps of $0.12 or $0.07 per transaction
(e.g., on volume which in 2010 was 433 million transactions)
• If proposal implemented as written, we would expect
substantial mitigation of any reduction in revenue through
actions by FITB and competitors to recapture costs of providing this service to customers and merchants
Deposit
Insurance
• Current assessed base (Deposits): ~$78B
• Proposed assessed base (Assets-TE): ~$97B
• FITB rate under new industry assessment, based
upon large bank scorecard, less than rate under old
assessment
• Lower due to reduced share of assessed base
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated 4Q10 impact of $17mm ($68mm annualized)
to deposit service charges, before effect of mitigation; in
full run-rate for 4Q10
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• ~280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Expected to be more than needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation and does not include benefit of mitigation activities. Please refer also to cautionary statement.
• 2010 debit interchange transaction
volume: 433mm

Fifth Third Bank | All Rights Reserved
Pro forma capital ratios
Refer to Regulation G Non-GAAP Reconciliation in appendix
Note: Pro forma capital ratios net of write-off of discount accretion on TARP preferred stock of $164mm and underwriting fees of approximately $51mm.
¹ Pro forma ratios include $1,700mm common equity issuance
² Pro forma ratios also assume repurchase of the Bancorp’s Fixed Rate Cumulative Perpetual Preferred Stock, Series F, issued under TARP CPP subject to U.S. Treasury approval.
3
Also includes proposed phase-out of trust preferred securities under Dodd-Frank Act and Basel III
4
Peers include BBT, CMA, HBAN, KEY, RF, MI, MTB, PNC, STI, USB, WFC, ZION
Post-offering capital position creates foundation for future growth
TCE / TA (incl. unrealized gains)
Tier 1 common
Tier 1 capital
Total capital
7.3%
7.5%
13.9%
18.1%
4Q10
4Q10
$1.7bn offering
pro forma¹
Consolidated
Bank
Tier 1 common
Tier 1 capital
13.2%
13.2%
8.8%
9.1%
15.6%
19.8%
13.2%
13.2%
7.1%
8.7%
11.7%
15.3%
4Q10
Peer
Median
4
10.1%
10.3%
TCE / TA (excl. unrealized gains)
7.0% 8.6% 7.1%
including phase-out of TRUPS³
11.2% 12.8% 9.3%
Tier 1 leverage 12.8% 14.3% 9.4%
4Q10 TARP
redemption
pro forma²
8.7%
9.0%
12.2%
16.4%
13.2%
13.2%
8.4%
9.4%
11.2%

Fifth Third Bank | All Rights Reserved
Effects of capital plan and TARP repayment
on income statement and earnings per share
Fifth Third has not provided earnings or earnings per share guidance
The comments below relate to the effects of our capital plan on our earnings and earnings per share.
— Write-off of discount accretion and avoidance of accretion of discount: when we recorded the TARP preferred in our books, we were required to allocate the $3.408 billion to the value of the preferred stock and to the associated warrants. The amortized value of the discount assigned to the preferred stock was $149 million as of
2/2/11, the date of TARP repayment. This was written-off at the time of TARP redemption through an increase in the “preferred dividends” reporting line and reduced income available to common shareholders by the amount of the write-off. We will avoid future accretion of discount ($11 million in 4Q10)
— TARP preferred dividend: The TARP preferred dividend was 5% of $3.408 billion ($170.4 million a year or $42.6 million a quarter). It represented approximately $0.20 per common share on an annual basis and approximately
$0.05 per common share on a quarterly basis. Net income available to common shareholders began to benefit from the elimination of this dividend at the time of TARP repayment on 2/2/11 – accrued dividends paid were $15 million through that date.
— Net interest income is modestly reduced by the net effect of our capital plan and TARP repayment. This is driven by the following factors:
– Our common stock issuance closed on 1/25/11 and is “free funds” from a net interest income perspective.
However, TARP preferred stock is also free funds from a net interest income perspective.
– We funded the remainder of TARP repayment with available funds and a $1 billion senior debt issuance. The cost of replacing available funds with other sources of similar funding is currently very low in this interest rate environment. The $1 billion five-year senior debt was issued on 1/25/11 at a coupon of 3.625 percent.
— Earnings per share: Our average fully diluted share count for fourth quarter 2010 was approximately 836 million
(actual shares were approximately 796 million). We issued 121.429 million shares on 1/25/11, increasing our 4Q10 average fully diluted share count on a pro forma basis and increasing the number of fully diluted shares by approximately 12.5 percent (number of actual shares by approximately 13 percent).
– Issued 960 thousand shares to settle equity forward agreement associated with the issuance of shares under greenshoe over-allotment option

FIFTH THIRD BANK

$200
$180
$160
$140
$120
$100
$80
$60
$40
$117
$172
$166
$184
$161
12
11
12
12
11
105
161
154
172
150
4Q09
1Q10
2Q10
3Q10
4Q10
GSE
Private
Claims

©

Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
Demand requests and repurchase losses remain volatile and near-term repurchase losses are expected to remain elevated
— Number of outstanding demand requests (units) down 9% from 3Q10, outstanding demand requests ($) down 13%
Virtually all sold loans and new claims relate to GSEs or GNMA
— 98% of outstanding balance of loans sold
— 92% of outstanding claims
Majority of new claims and repurchase losses relate to 2006 through 2008 vintages
— 75% of new claims for 2010 YTD
Majority of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Claims and exposure related to whole loan sales (no outstanding first mortgage securitizations)
Repurchase Reserves* ($ in millions)
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Beginning balance $48 $58 $84 $85 $103
Net reserve additions 25 39 19 49 21
Repurchase losses (15) (13) (18) (31) (23)
Ending balance $58 $84 $85 $103 $101
Outstanding Counterparty Claims ($ in millions) Outstanding Balance of Sold Loans ($ in millions)
GSE GNMA Private Total
2005 and prior $8,497 $333 $705 $9,535
2006 2,194 71 333 2,598
2007 3,591 105 285 3,981
2008 3,746 847 - 4,593
2009 and later 25,355 7,173 - 32,527
Total $43,382 $8,529 $1,323 $53,234
* Includes reps and warranty reserve ($85mm) and reserve for loans sold with recourse ($16mm).

FIFTH THIRD BANK

TDR performance has improved in newer vintages
Mortgage TDR 60+ redefault trend by vintage
50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
Months since modification
2008
2009
Volume by vintage ($mm)
1Q08 $55
2Q08 $114
3Q08 $112
4Q08 $128
1Q09 $189
2Q09 $219
3Q09 $269
4Q09 $137
1Q10 $131
2Q10 $105

Current consumer TDRs (%)
15%
19%
21%
20%
25%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
$1.1 billion

Outperforming redefault benchmarks
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through September 2010)
70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months
Freddie Mac
Fannie Mae
Industry portfolio loans
Fifth Third

©

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs less likely to redefault than
modifications on GSE mortgages
Of $1.8bn in consumer TDRs, $1.6bn were on accrual status
and $206mm were nonaccruals
— $1.1bn of TDRs are current and have been on the
books 6 or more months; within that, nearly $800mm
of TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity declines
significantly
— We see much lower defaults on current loans after a
vintage approaches 12 months since modification
Source:  Fifth Third and OCC/OTS data through 3Q10

Other Assets Especially Mentioned (OAEM)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,397
$2,413
$3,457
$2,959
2007
2008
2009
2010

Substandard
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,209
$4,255
$6,047
$5,162
2007
2008
2009
2010

Doubtful
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$84
$1,239
$458
$321
2007
2008
2009
2010

Total
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,690
$7,906
$9,961
$8,442
2007
2008
2009
2010

Fifth Third Bank | All Rights Reserved
Criticized / Classified Commercial Assets
Criticized assets have declined significantly in all categories since the peak in 2009
* Criticized / Classified assets also include $2mm, $9mm, and $2mm of loss assets in 2007, 2008, and 2009, respectively

FIFTH THIRD BANK

NPL HFI Rollforward

Commercial

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10*	4Q10
Beginning NPL Amount	1,406	1,937	2,110	2,430	2,392	2,172	1,980	1,261
New nonaccrual loans	799	544	832	602	405	310	290	308
Paydowns, payoffs, sales and net other activity	(157)	(190)	(246)	(332)	(425)	(401)	(631)	(169)
Charge-offs	(111)	(181)	(266)	(308)	(200)	(100)	(379)	(103)
Ending Commercial NPL	1,937	2,110	2,430	2,392	2,172	1,980	1,261	1,298

Consumer

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10*	4Q10
Beginning NPL Amount	457	459	477	517	555	561	550	323
New nonaccrual loans	157	125	160	152	137	205	157	159
Net other activity	(155)	(107)	(120)	(114)	(131)	(216)	(384)	(100)
Ending Consumer NPL	459	477	517	555	561	550	323	382
Total NPL	**2,396**	**2,587**	**2,947**	**2,947**	**2,733**	**2,530**	**1,584**	**1,680**
Total new nonaccrual loans - HFI	**956**	**669**	**992**	**754**	**542**	**515**	**447**	**467**

©

Fifth Third Bank | All Rights Reserved
NPL Rollforward
Significant improvement in NPL inflows over past two years
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans

FIFTH THIRD BANK

FITB NPL inflows (relative to loans) vs. peers
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
FITB ex-HFS

Non-performing loans ($mm)
+6% QoQ; (43%) YoY
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2.9bn
555
2,392
$2.7bn
561
2,172
$2.5bn
550
1,980
$1.6bn
323
1,261
$1.7bn
382
1,298
4Q09 1Q10 2Q10 3Q10 4Q10
Commercial Consumer

Non-performing loans improving with lower severity mix; benefit of sales/transfers

New HFI non-performing loan flows ($mm)
+4% QoQ; (38%) YoY
$1,000
$800
$600
$400
$200
$0
$754
$602
$152
$542
$405
$137
$510
$310
$205
$447
$290
$157
$467
$308
$159
4Q09 1Q10 2Q10 3Q10^ 4Q10
Total Commercial Consumer

NPL inflows have declined significantly

©

Fifth Third Bank | All Rights Reserved
Non-performing loans
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been proportionally lower than peers
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans

Fifth Third Bank | All Rights Reserved
Pre-provision net revenue reconciliation
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Reported PPNR $511 $2,393 $844 $562 $568 $567 $760 $583
Adjustments:
BOLI 54 - - - - - (127) -
Gain on sale of Visa shares - - (244) - 9 - - -
Gain from sale of processing interest - (1,764) 6 - - - - -
Divested merchant and EFT revenue (155) (169) 2 - - - - -
Class B Visa swap fair value adjustment - - - - - - - -
Securities gains/losses 24 (5) (8) (2) (14) (8) (4) (21)
Litigation reserve expense - - (73) 22   4   3   - -
Extinguishment of FHLB funding - - - - - - - 17
FTPS warrants + puts - - - (20) 2 (10) 5 (3)
Seasonal pension expense - - 10 - - - - -
FDIC special assessment - 55 - - - - - -
Divested merchant and EFT expense (est.) 49 54 2 - - - - -
Core PPNR $483 $564 $539 $562 $569 $552 $634 $576
Credit related items:
OREO write-downs, FV adjs, & G/L on loan sales 3 8 45 31 1 15 42 34
Problem asset work-out expenses 94 57 111 73 91 55 67 53
Credit adjusted PPNR $580 $630 $695 $666 $661 $622 $743 $663

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions Proforma Proforma
(unaudited) CS Issue, TARP CS Issuance
December December December September June March December
2010 2010 2010 2010 2010 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) 12,292                15,700                14,051              13,884              13,701            13,408            13,497
Less:
Preferred stock (398)                     (3,654)                 (3,654)              (3,642)              (3,631)            (3,620)            (3,609)
Goodwill (2,417)                 (2,417)                 (2,417)              (2,417)              (2,417)            (2,417)            (2,417)
Intangible assets (62)                       (62)                       (62)                   (72)                   (83)                 (94)                 (106)
Tangible common equity, including unrealized gains / losses (a) 9,415                  9,567                  7,918                7,753                7,570              7,277              7,365
Less: Accumulated other comprehensive income / loss (314)                     (314)                     (314)                 (432)                 (440)               (288)               (241)
Tangible common equity, excluding unrealized gains / losses (b) 9,101                  9,253                  7,604                7,321                7,130              6,989              7,124
Add back: Preferred stock 398                      3,654                  3,654                3,642                3,631              3,620              3,609
Tangible equity (c) 9,499                  12,907                11,258              10,963              10,761            10,609            10,733
Total assets (U.S. GAAP) 111,007              111,007              111,007            112,322            112,025          112,651          113,380
Less:
Goodwill (2,417)                 (2,417)                 (2,417)              (2,417)              (2,417)            (2,417)            (2,417)
Intangible assets (62)                       (62)                       (62)                   (72)                   (83)                 (94)                 (106)
Tangible assets, including unrealized gains / losses (d) 108,528              108,528              108,528            109,833            109,525          110,140          110,857
Less: Accumulated other comprehensive income / loss, before tax (483)                     (483)                     (483)                 (665)                 (677)               (443)               (370)
Tangible assets, excluding unrealized gains / losses (e) 108,045              108,045              108,045            109,168            108,848          109,697          110,487
Total Bancorp shareholders' equity (U.S. GAAP) 12,292                15,700                14,051              13,884              13,701            13,408            13,497
Goodwill and certain other intangibles (2,546)                 (2,546)                 (2,546)              (2,525)              (2,537)            (2,556)            (2,565)
Unrealized gains (314)                     (314)                     (314)                 (432)                 (440)               (288)               (241)
Qualifying trust preferred securities 2,763                  2,763                  2,763                2,763                2,763              2,763              2,763
Other 11                        11                        11                      8                        (25)                 (30)                 (26)
Tier I capital 12,206                15,614                13,965              13,698              13,462            13,297            13,428
Less:
Preferred stock (398)                     (3,654)                 (3,654)              (3,642)              (3,631)            (3,620)            (3,609)
Qualifying trust preferred securities (2,763)                 (2,763)                 (2,763)              (2,763)              (2,763)            (2,763)            (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (30)                       (30)                       (30)                   (30)                   -                 -                 -
Tier I common equity (f) 9,015                  9,167                  7,518                7,263                7,068              6,914              7,056
Common shares outstanding (g) 919                      919                      796                   796                   796                 795                 795
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (h) 100,193              100,193              100,193            98,904              98,604            99,281            100,933
Ratios:
Tangible equity (c) / (e) 8.79% 11.95% 10.42% 10.04% 9.89% 9.67% 9.71%
Tangible common equity (excluding unrealized gains/losses) (b) / (e) 8.42% 8.56% 7.04% 6.70% 6.55% 6.37% 6.45%
Tangible common equity (including unrealized gains/losses) (a) / (d) 8.68% 8.82% 7.30% 7.06% 6.91% 6.61% 6.64%
Tangible common equity as a percent of risk-weighted assets
(excluding unrealized gains/losses) (b) / (h) 9.08% 9.24% 7.59% 7.40% 7.23% 7.04% 7.06%
Tangible book value per share (a) / (g) 10.25 10.41 9.94 9.74 9.51 9.16 9.26
Tier I common equity (f) / (h) 9.00% 9.14% 7.50% 7.34% 7.17% 6.96% 6.99%
For the Three Months Ended

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Common offering and TARP repay 4Q10 Common share offering only 4Q10
Tier 1 Capital ratio Tier 1 Capital ratio
Tier 1 capital 13,964,857 $               Tier 1 capital 13,964,857 $
TARP repay (3,408,000) $
Equity raise 1,648,830 $                 Equity raise 1,648,830 $
12,205,687 $               15,613,687 $
RWA 100,193,435 $             RWA 100,193,435 $
Asset increase - $                            Asset increase - $
100,193,435 $             100,193,435 $
Tier 1 13.9% Tier 1 13.9%
Tier 1 pro forma 12.2% Tier 1 pro forma 15.6%
Total RBC ratio Total RBC ratio
Total RBC 18,173,452 $               Total rbc 18,173,452 $
TARP repay (3,408,000) $
Equity raise 1,648,830 $                 Equity raise 1,648,830 $
16,414,282 $               19,822,282 $
RWA 100,193,435 $             RWA 100,193,435 $
Asset increase - $                            Asset increase - $
100,193,435 $             100,193,435 $
Total RBC 18.1% Total RBC 18.1%
Total RBC pro forma 16.4% Total RBC 19.8%
pro forma
Tier 1 leverage Tier 1 leverage
Tier 1 capital 13,964,857 $               Tier 1 capital 13,964,857 $
TARP repay (3,408,000) $
Equity raise 1,648,830 $                 Equity raise 1,648,830 $
12,205,687 $               15,613,687 $
Quarterly Avg Assets 109,207,711 $             Quarterly Avg Assets 109,207,711 $
Asset increase - $                            Asset increase - $
109,207,711 $             109,207,711 $
Tier 1 lev 12.8% Tier 1 lev 12.8%
Tier 1 lev pro forma 11.2% Tier 1 lev pro forma 14.3%

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
The Bancorp considers various measures when evaluating capital utilization and adequacy, including the tangible equity ratio, tangible common equity ratio and tier I common equity ratio, in addition to capital ratios defined by banking regulators. These calculations are intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because U.S. GAAP does not include capital ratio measures, the Bancorp believes there are no comparable U.S. GAAP financial measures to these ratios. Tier I common equity is not formally defined by U.S. GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Since analysts and banking regulators may assess the Bancorp’s capital adequacy using these ratios, the Bancorp believes they are useful to provide investors the ability to assess its capital adequacy on this same basis.
The Bancorp believes these non-GAAP measures are important because they reflect the level of capital available to withstand unexpected market conditions.
Additionally, presentation of these measures allows readers to compare certain aspects of the Bancorp’s capitalization to other organizations. However, because there are no standardized definitions for these ratios, the Bancorp’s calculations may not be comparable with other organizations, and the usefulness of these measures to investors may be limited. As a result, the Bancorp encourages readers to consider its Condensed Consolidated Financial Statements in their entirety and not to rely on any single financial measure.
Phase out of TRUPs (Equity raise) 4Q10
Tier 1 Capital ratio
Tier 1 capital 13,964,857 $
TARP repay
TRUPs (2,762,782)
Equity raise 1,648,830 $
12,850,905 $
RWA 100,193,435 $
Asset increase - $
100,193,435 $
Tier 1 13.9%
Tier 1 pro forma 12.8%
Phase out of TRUPs (TARP, Equity raise) 4Q10
Tier 1 Capital ratio
Tier 1 capital 13,964,857 $
TARP repay (3,408,000) $
TRUPs (2,762,782)
Equity raise 1,648,830 $
9,442,905 $
RWA 100,193,435 $
Asset increase - $
100,193,435 $
Tier 1 13.9%
Tier 1 pro forma 9.4%
Common share offering only 4Q10
Tangible Common Equity ratio
Tangible CE 7,603,486 $
Equity raise 1,648,830 $
9,252,316 $
Tangible Assets 108,044,298 $
Asset increase - $
108,044,298 $
TCE 7.0%
TCE pro forma 8.6%
Tier 1 Common
Tier 1 common 7,518,667 $
Equity raise 1,648,830 $
9,167,497 $
RWA 100,193,435 $
Asset increase - $
100,193,435 $
Tier 1 common 7.5%
Tier 1 common 9.1%
pro forma